EXHIBIT 99.5
                                 ------------

                            A Corridor Confirmation

                    SWISS RE FINANCIAL PRODUCTS CORPORATION
                              55 East 52nd Street
                           New York, New York 10055
                   Fax: (917) 322-7201/Phone: (212) 407-7322


DATE:       February 27, 2007

TO: The Bank of New York, not in its individual capacity but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-5CB (the "Trustee") ("Party B") 101 Barclay Street, 4W, New York, New York 10286, Attention: Corporate Trust Administration, CWALT, Series 2007-5CB

FROM:       Swiss Re Financial Products Corporation ("Party A")

RE:         CORRIDOR TRANSACTION - Class 1-A-21 Certificates

Our Reference Number: 1286452

Dear Sir or Madam:

      The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between The Bank of New York, not in its individual capacity but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-5CB, Mortgage Pass-Through Certificates, Series 2007-5CB and Swiss Re Financial Products Corporation (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction").

This letter agreement constitutes a "Confirmation" and the definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc., ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. This Confirmation will be governed by and subject to the terms and conditions which would be applicable if, prior to the Trade Date, the parties had executed and delivered an ISDA Master Agreement (Multicurrency-Cross Border), in the form published by ISDA in 1992 (the "Master Agreement"), with the attached Schedule B as the Schedule to the Master Agreement and the modifications provided below (collectively, the "Agreement"). In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation and the attached Schedule B, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee.

In this Confirmation "Party A" means Swiss Re Financial Products Corporation and "Party B" means The Bank of New York, not in its individual capacity but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-5CB.


SRFP Cap Confirmation                                                          1
Ref No.:  1286452

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i) Principal. In the case of Party A, and Party B it is acting as principal and not as agent when entering into the Transaction.

(ii) Non-Reliance. In the case of both parties, it is acting for its own account, it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(iii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement and the Transaction. It is also capable of assuming, and assumes, the financial and other risks of the Agreement and the Transaction.

(iv) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction.


2. The terms of the particular Transaction to which this Confirmation relates are as follows:


      Notional Amount:                          The amount set forth on the
                                                attached Amortization
                                                Schedule, Schedule A

      Trade Date:                               February 20, 2007

      Effective Date:                           February 27, 2007

      Termination Date:                         January 25, 2011

Fixed Amounts:

      Fixed Rate Payer:                         Party B; provided that the
                                                payment of the Fixed Amount to
                                                Party A shall be made on
                                                behalf of Party B by Deutsche
                                                Bank Securities Inc. from the
                                                proceeds of the sale of the
                                                Certificates.

      Fixed Rate Payer Payment Date:            February 27, 2007

      Fixed Amount:                             USD 157,158


SRFP Cap Confirmation                                                          2
Ref No.:  1286452

Floating Amounts:

      Floating Rate Payer:                      Party A

      Cap Rate:                                 5.46%

      Floating Rate Payer Period End Dates:     The 25th day of each month,
                                                using No Adjustment.

      Floating Rate Payer Payment Dates:        Two (2) Business Days prior to
                                                each Period End Date,
                                                commencing on March 22, 2007

      Floating Rate Option:                     USD-LIBOR-BBA; provided,
                                                however, that if the Floating
                                                Rate determined from such
                                                Floating Date Option for any
                                                Calculation Period is greater
                                                than 8.96% then the Floating
                                                Rate for such Calculation Period
                                                shall be deemed to be 8.96%

      Designated Maturity:                      One month

      Spread:                                   None

      Floating Rate Day Count Fraction:         30/360

      Reset Dates:                              The first day of each
                                                Calculation Period.

      Compounding:                              Inapplicable

Business Days for payment:                      New York

Calculation Agent:                              Party A; provided, however,
                                                that if an Event of Default
                                                occurs with respect to Party
                                                A, then Party B shall be
                                                entitled to appoint a
                                                financial institution which
                                                would qualify as a Reference
                                                Market-maker to act as
                                                Calculation Agent (such
                                                financial institution subject
                                                to Party A's consent).


3.    Recording of Conversations

Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it, and (iii) agrees that recordings may be submitted in evidence in any proceedings relating to this Agreement or any potential Transaction.


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Ref No.:  1286452

4.    Account Details:

      Account for payments to Party A:          JPMorgan Chase Bank
                                                SWIFT: CHASUS33
                                                Account of: Swiss Re
                                                 Financial Products
                                                Account No.: 066-911184
                                                ABA# 021000021

      Account for payments to Party B:          The Bank of New York
                                                New York, NY
                                                ABA# 021-000-018
                                                GLA# 111-565
                                                For Further credit:
                                                 TAS A/C 540416
                                                Attn: Matthew J. Sabino
                                                Ph: 212-815-6093
                                                Fax: 212-815-3986

5.    Offices:

      The Office of Party A for
       this Transaction is:                     New York, NY

      The Office of Party B for
       this Transaction:                        New York, NY


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Ref No.:  1286452

6. Party A agrees to the following: (a) the sole recourse in respect of the obligations of Party B under this Transaction shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement); (b) The Bank of New York ("BNY") is entering into this Transaction solely in its capacity as Trustee of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Transaction, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under either such party.

7. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

 Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by executing this Confirmation and returning it to us by facsimile to:

                    Swiss Re Financial Products Corporation
                     Attention: Derivatives Documentation
                   Fax: (917) 322-7201 Phone: (212) 407-7322

Swiss Re Financial Products Corporation                 Accepted and confirmed as of the date
                                                        first written:

                                                        The Bank of New York, not in its individual capacity
                                                        but solely as Trustee of the Supplemental Interest
                                                        Trust for CWALT, Inc. Alternative Loan Trust 2007-5CB



By:       /s/ David Starr                            By:          /s/ Michael Cerchio
----------------------------------------------------    ---------------------------------------------------
Name:     David Starr                                   Name:     Michael Cerchio
----------------------------------------------------         ----------------------------------------------
Title:    Director                                      Title:    Assistant Treasurer
----------------------------------------------------         ----------------------------------------------


SRFP Cap Confirmation                                                          5
Ref No.:  1286452

Schedule A to the Confirmation dated as February 27, 2007
Re: Reference Number: 1286452

Between Swiss Re Financial Products Corporation and The Bank of New York, not in its individual capacity but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-5CB.

Amortization Schedule, subject to No Adjustment

           -------------------------------- -------------------------------- -----------------------------
                 From and including                To but excluding             Notional Amount (USD)
           -------------------------------- -------------------------------- -----------------------------
           February 27, 2007                March 25, 2007                          100,000,000.00
           -------------------------------- -------------------------------- -----------------------------
           March 25, 2007                   April 25, 2007                          98,556,182.00
           -------------------------------- -------------------------------- -----------------------------
           April 25, 2007                   May 25, 2007                            96,870,044.00
           -------------------------------- -------------------------------- -----------------------------
           May 25, 2007                     June 25, 2007                           94,962,571.00
           -------------------------------- -------------------------------- -----------------------------
           June 25, 2007                    July 25, 2007                           92,836,790.00
           -------------------------------- -------------------------------- -----------------------------
           July 25, 2007                    August 25, 2007                         90,496,481.00
           -------------------------------- -------------------------------- -----------------------------
           August 25, 2007                  September 25, 2007                      87,946,171.00
           -------------------------------- -------------------------------- -----------------------------
           September 25, 2007               October 25, 2007                        85,191,131.00
           -------------------------------- -------------------------------- -----------------------------
           October 25, 2007                 November 25, 2007                       82,237,362.00
           -------------------------------- -------------------------------- -----------------------------
           November 25, 2007                December 25, 2007                       79,091,584.00
           -------------------------------- -------------------------------- -----------------------------
           December 25, 2007                January 25, 2008                        75,761,215.00
           -------------------------------- -------------------------------- -----------------------------
           January 25, 2008                 February 25, 2008                       72,254,353.00
           -------------------------------- -------------------------------- -----------------------------
           February 25, 2008                March 25, 2008                          68,584,234.00
           -------------------------------- -------------------------------- -----------------------------
           March 25, 2008                   April 25, 2008                          65,036,420.00
           -------------------------------- -------------------------------- -----------------------------
           April 25, 2008                   May 25, 2008                            61,609,368.00
           -------------------------------- -------------------------------- -----------------------------
           May 25, 2008                     June 25, 2008                           58,301,533.00
           -------------------------------- -------------------------------- -----------------------------
           June 25, 2008                    July 25, 2008                           55,111,365.00
           -------------------------------- -------------------------------- -----------------------------
           July 25, 2008                    August 25, 2008                         52,037,307.00
           -------------------------------- -------------------------------- -----------------------------
           August 25, 2008                  September 25, 2008                      49,077,800.00
           -------------------------------- -------------------------------- -----------------------------
           September 25, 2008               October 25, 2008                        46,231,281.00
           -------------------------------- -------------------------------- -----------------------------
           October 25, 2008                 November 25, 2008                       43,496,181.00
           -------------------------------- -------------------------------- -----------------------------
           November 25, 2008                December 25, 2008                       40,870,926.00
           -------------------------------- -------------------------------- -----------------------------
           December 25, 2008                January 25, 2009                        38,353,938.00
           -------------------------------- -------------------------------- -----------------------------
           January 25, 2009                 February 25, 2009                       35,943,636.00
           -------------------------------- -------------------------------- -----------------------------
           February 25, 2009                March 25, 2009                          33,638,432.00
           -------------------------------- -------------------------------- -----------------------------
           March 25, 2009                   April 25, 2009                          31,436,735.00
           -------------------------------- -------------------------------- -----------------------------
           April 25, 2009                   May 25, 2009                            29,336,949.00
           -------------------------------- -------------------------------- -----------------------------
           May 25, 2009                     June 25, 2009                           27,337,475.00
           -------------------------------- -------------------------------- -----------------------------
           June 25, 2009                    July 25, 2009                           25,436,709.00
           -------------------------------- -------------------------------- -----------------------------
           July 25, 2009                    August 25, 2009                         23,633,042.00
           -------------------------------- -------------------------------- -----------------------------
           August 25, 2009                  September 25, 2009                      21,924,111.00
           -------------------------------- -------------------------------- -----------------------------
           September 25, 2009               October 25, 2009                        20,262,109.00
           -------------------------------- -------------------------------- -----------------------------
           October 25, 2009                 November 25, 2009                       18,646,163.00
           -------------------------------- -------------------------------- -----------------------------
           November 25, 2009                December 25, 2009                       17,075,415.00
           -------------------------------- -------------------------------- -----------------------------
           December 25, 2009                January 25, 2010                        15,549,019.00
           -------------------------------- -------------------------------- -----------------------------
           January 25, 2010                 February 25, 2010                       14,066,147.00
           -------------------------------- -------------------------------- -----------------------------
           February 25, 2010                March 25, 2010                          12,625,981.00
           -------------------------------- -------------------------------- -----------------------------
           March 25, 2010                   April 25, 2010                          11,227,722.00
           -------------------------------- -------------------------------- -----------------------------


SRFP Cap Confirmation                                                          6
Ref No.:  1286452


           -------------------------------- -------------------------------- -----------------------------
           April 25, 2010                   May 25, 2010                             9,870,580.00
           -------------------------------- -------------------------------- -----------------------------
           May 25, 2010                     June 25, 2010                            8,553,781.00
           -------------------------------- -------------------------------- -----------------------------
           June 25, 2010                    July 25, 2010                            7,276,565.00
           -------------------------------- -------------------------------- -----------------------------
           July 25, 2010                    August 25, 2010                          6,038,184.00
           -------------------------------- -------------------------------- -----------------------------
           August 25, 2010                  September 25, 2010                       4,837,901.00
           -------------------------------- -------------------------------- -----------------------------
           September 25, 2010               October 25, 2010                         3,674,995.00
           -------------------------------- -------------------------------- -----------------------------
           October 25, 2010                 November 25, 2010                        2,548,756.00
           -------------------------------- -------------------------------- -----------------------------
           November 25, 2010                December 25, 2010                        1,458,485.00
           -------------------------------- -------------------------------- -----------------------------
           December 25, 2010                January 25, 2011                          403,498.00
           -------------------------------- -------------------------------- -----------------------------


SRFP Cap Confirmation                                                          7
Ref No.:  1286452

Schedule B to the Confirmation dated as of February 27, 2007
Re: Reference Number: 1286452

Between Swiss Re Financial Products Corporation ("Party A") and The Bank of New York, not in its individual capacity but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-5CB ("Party B"),.

  Part 1. Termination Provisions.

(a) "Specified Entity" means in relation to Party A for the purpose of the
Agreement:

      Section 5(a)(v): None.
      Section 5(a)(vi): None.
      Section 5(a)(vii): None.
      Section 5(b)(iv): None.

      and in relation to Party B for the purpose of the Agreement:

      Section 5(a)(v): None.
      Section 5(a)(vi): None.
      Section 5(a)(vii): None.
      Section 5(b)(iv): None.

(b) "Specified Transaction" will have the meaning specified in Section 14 of the Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(i) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B

(j)  Payments on Early Termination. For the purpose of Section 6(e) of the
     Agreement:

      (i) Market Quotation will apply; and
      (ii) The Second Method will apply.


SRFP Cap Confirmation                                                          8
Ref No.:  1286452

(k) "Termination Currency" means United States Dollars.

(l) "Additional Termination Event" will not apply, except as provided in Part 5(k) hereof, any confirmation and in the Regulation AB Agreement as defined in
Part 5(m) hereof.

Part 2. Tax Representations.

      Payer Representations. For the purpose of Section 3(e) of the Agreement, Party A and Party B will not make any representations.

      Payee Representations. For the purpose of Section 3(f) of the Agreement, Party A makes the following representations:

      (i) Party A represents that it is a corporation organized under the laws of the State of Delaware.

      (ii) Party B represents that it is a trustee under the Pooling and Servicing Agreement.


Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:

----------------------------- ---------------------------------------------------------- --------------------------------
  Party Required to Deliver     Form/Document/Certificate                                  Date by Which
  Document                                                                                 to be Delivered
----------------------------- ---------------------------------------------------------- --------------------------------
  Party A and Party B         Any form or document required or reasonably requested to    Promptly upon reasonable
                              allow the other party to make payments under the            Demand by the other party.
                              Agreement without any deduction or withholding for or on
                              account of any Tax, or with such deduction or withholding
                              at a reduced rate.

----------------------------- ---------------------------------------------------------- --------------------------------


SRFP Cap Confirmation                                                          9
Ref No.:  1286452

(b) Other documents to be delivered and covered by the Section 3(d) representation are:--

---------------------------- --------------------------------- ---------------------------- -------------------------
Party required to deliver    Form/Document/or Certificate      Date by which to be          Covered by Section 3(d)
                                                               delivered                    representation
---------------------------- --------------------------------- ---------------------------- -------------------------
Party A                      Certified copy of the Board of    Concurrently with the        Yes
                             Directors resolution (or          execution and delivery of
                             equivalent authorizing            the Confirmation.
                             documentation) which sets forth
                             the authority of each signatory
                             to the Confirmation signing on
                             its behalf and the authority of
                             such party to enter into
                             Transactions contemplated and
                             performance of its obligations
                             hereunder.
---------------------------- --------------------------------- ---------------------------- -------------------------
Party A and Party B          Incumbency Certificate (or, if    Concurrently with the        Yes
                             available the current             execution and delivery of
                             authorized signature book or      the Confirmation unless
                             equivalent authorizing            previously delivered and
                             documentation) specifying the     still in full force and
                             names, titles, authority and      effect.
                             specimen signatures of the
                             persons authorized to execute
                             the Confirmation which sets
                             forth the specimen signatures
                             of each signatory to the
                             Confirmation signing on its
                             behalf.
---------------------------- --------------------------------- ---------------------------- -------------------------
Party A                      The Guaranty of Swiss             Concurrently with the        No
                             Reinsurance Company ("Swiss       execution and delivery of
                             Re"), dated as of the date        the Confirmation.
                             hereof, issued by Swiss Re as
                             Party A's Credit Support
                             Provider (in the form annexed
                             hereto as Exhibit A).
---------------------------- --------------------------------- ---------------------------- -------------------------
Party B                      The   Pooling   and    Servicing  Concurrently    with    the  No
                             Agreement.                        execution  and  delivery of
                                                               the Confirmation.
---------------------------- --------------------------------- ---------------------------- -------------------------


SRFP Cap Confirmation                                                         10
Ref No.:  1286452

Part 4. Miscellaneous.

(a) Addresses for Notices. For the purposes of Section 12(a) of the Agreement:

      Addresses for notices or communications to Party A and to Party B shall be those set forth on the first page of the Confirmation.

(b) Process Agent. For the purpose of Section 13(c) of the Agreement:

      Party A appoints as its Process Agent: None.
      Party B appoints as its Process Agent: None.

(c) Offices. With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(d) Multibranch Party. For the purpose of Section 10(c) of the Agreement:

      Party A is not a Multibranch Party.
      Party B is not a Multibranch Party.

(e) Credit Support Document. Details of any Credit Support Document: Guaranty of Swiss Re dated as of the date hereof in the form annexed hereto as Exhibit A.

(f) Credit Support Provider.

      Credit Support Provider means in relation to Party A: Swiss Re. Credit Support Provider means in relation to Party B: None.

(g) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to conflicts of law provisions thereof).

(h) Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(i) "Affiliate" will have the meaning specified in Section 14 of the Agreement.

(j) Jurisdiction. Section 13(b) of the Agreement is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

Part 5. Other Provisions.

(a) Modifications to the Agreement. Section 3(a) of the Agreement shall be amended to include the following additional representations after paragraph 3(a)(v):

      (vi) Eligible Contract Participant etc. It is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.


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Ref No.:  1286452

(b) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(c) Absence of Litigation. In Section 3(c) of the Agreement the words "or any of its Affiliates" shall be deleted.

(d) Tax Event. In Section 5(b)(ii)(y) of the Agreement the words ", or there is a substantial likelihood that it will," shall be deleted.

(e)   Fully-paid Party Protected.

      Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B with respect to this Transaction shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party. For purposes of the Transaction to which this Confirmation relates, Party B's only payment obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(f)   Proceedings.

      Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, CWALT, Inc. Alternative Loan Trust 2007-5CB, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the CWALT, Inc. Alternative Loan Trust 2007-5CB , Mortgage Pass-Through Certificates, Series 2007-5CB (the "Securities").

(g)   Set-off.

      The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(h)   Section 1(c)

      For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.

(i)   [Reserved]

(j)   Amendment to ISDA Form.

      The "Failure to Pay or Deliver" provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word "third" in the third line thereof and inserting the word "first" in place thereof.


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Ref No.:  1286452

(k)   Regulation AB Compliance.

      Party A and Party B agree that the terms of the Item 1115 Agreement dated as of January 26, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Swiss Re Financial Products Corporation shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex B.

                                                                       Exhibit A
                                                                       ---------

                                   GUARANTY
                                   --------

To: The Bank of New York (the "Beneficiary"), not in its individual capacity but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-5CB (Class 1-A-21 Certificates) (the "Rated Securities") pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2007, among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee.

1. The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation (Reference Number 1286452) dated as of February 27, 2007 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the "Agreements") which support the issuance of the Rated Securities. In this Guarantee these obligations are referred to as the "Guaranteed Obligations". This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2. This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY. A demand for payment hereunder may at the Beneficiary's option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor's obligations under this Guarantee unless the relevant legal limitation period has expired.

3. This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking (,,unbeschrankte, nicht akzessorische Verpflichtung") within the meaning of Article 111 of the Swiss Code of Obligations (,CO`) and is not a mere surety (,,Burgschaft") within the meaning of Article 492 et seq of the CO.

4. Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor's obligations under this Guarantee are its absolute and independent obligations as a primary obligor. Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5. To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or other rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or other rights and the Guarantor's liability hereunder shall continue as if such event or circumstance had not arisen.

6. The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defense or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7. Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreements to the extent that such rights relate to amounts due and payable by the Beneficiary to THE


SRFP Cap Confirmation                                                         14
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


GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8. This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary (or the trustee as assignee of the Beneficiary) in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9. If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor's liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10. Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11. This Guarantee is governed and will be construed in accordance with Swiss law. The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.


IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 27th day of February, 2007.


                                                 SWISS REINSURANCE COMPANY


SRFP Cap Confirmation                                                         15
Ref No.:  1286452